Filed Pursuant to Rule 497(a)

File No. 333-191307

Rule 482AD

GSV Capital Corp. Announces Pricing of $40 Million Convertible Notes Offering

WOODSIDE, CA, March 23, 2018 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced the pricing of $40.0 million in aggregate principal amount of 4.75% Convertible Senior Notes due 2023 (the “Notes”). In addition, GSV Capital has granted the underwriters of the Notes a 30-day option to purchase up to an additional $6.0 million in aggregate principal amount of the Notes. The sale of the Notes is expected to close on March 28, 2018, subject to the satisfaction of customary closing conditions.

The Notes will be convertible into shares of GSV Capital’s common stock (the “common stock”) based on an initial conversion rate of 93.2836 shares of the common stock per $1,000 principal amount of the Notes, which represents an initial conversion price of approximately $10.72 per share. Prior to the close of business on the business day immediately preceding March 28, 2023, the Notes will be convertible at any time.

The Notes will mature on March 28, 2023, unless earlier repurchased or converted in accordance with their terms. Interest on the Notes will be payable semi-annually in arrears on March 31 and September 30 of each year, commencing on September 30, 2018. The Notes will be general, unsecured, senior obligations of GSV Capital.

Holders of the Notes may require GSV Capital to repurchase their Notes upon the occurrence of a fundamental change prior to maturity for cash at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the fundamental change purchase date.

“We are excited to announce this important step forward for GSV Capital and pleased to be supported by a syndicate of world-class institutional investors," said Michael Moe, Executive Chairman of GSV Capital. "We see tremendous opportunities to invest in leading, growth stage VC-backed companies, with the convertible note providing capital to execute against our strategy. Strong interest in the listings of top GSV Capital positions, Dropbox and Spotify, reinforces our focus on building a portfolio of rapidly growing, premier private companies.”

GSV Capital intends to use all of the net proceeds from the offering to repurchase or pay at maturity a portion of the Company’s outstanding 5.25% Convertible Senior Notes, which mature on September 15, 2018.

BTIG is acting as the sole manager for the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, nor shall there be any offer to sell or solicitation of an offer to buy these or any other securities, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the security laws of any state or jurisdiction. The offering of the Notes will be made only by means of the prospectus supplement and the accompanying prospectus.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission (“SEC”).  Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated March 22, 2018, and the accompanying prospectus, dated May 9, 2017, each of which has been filed with the SEC contain a description of these matters and other important information about GSV Capital and should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus, which will be filed with the SEC and may be obtained, when available, on the SEC’s website at http://www.sec.gov, or from BTIG, LLC, 825 Third Avenue, 6th Floor, New York, NY 100022, or by telephone at (212) 588-6500 or by email at convertiblecapitalmarkets@btig.com.

GSV Capital Corp.

Filed Pursuant to Rule 497(a)

File No. 333-191307

Rule 482AD

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe and CEO Mark Klein, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital undertakes no obligation to publicly update or revise any forward-looking statements made herein, unless required to do so by law. All forward-looking statements speak only as of the time of this press release.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com